UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2015

FAIRMOUNT SANTROL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36670	34-1831554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8834 Mayfield Road, Chesterland, Ohio	44026
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 255-7263

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Christopher L. Nagel has announced his intention to resign as the Chief Financial Officer and Executive Vice President of Finance of Fairmount Santrol Holdings Inc. (the “Company”) effective October 20, 2015.

Item 8.01 Other Events.

On September 23, 2015, the Company issued a press release, a copy of which is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release of the Company, dated September 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRMOUNT SANTROL HOLDINGS INC.

Date: September 23, 2015	By: /s/ David J. Crandall
David J. Crandall
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release of the Company, dated September 23, 2015.